UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.)

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Elite Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Preliminary Copies

ELITE PHARMACEUTICALS, INC. 165 Ludlow Avenue Northvale, New Jersey 07647

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held June 23, 2020

TO THE SHAREHOLDERS OF ELITE PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Elite Pharmaceuticals, Inc., a Nevada corporation (“we,” “us,” “our,” the “Company” or “Elite”) will be held at the Residence Inn by Marriott located at 206 Route 303, Orangeburg, New York 10962 on June 23, 2020, at 10:30 a.m., local time for the following purposes:

(1)	To again vote on the prior amendment of our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 995,000,000 shares to 1,445,000,000 shares and to file a new amendment to our Articles of Incorporation reflecting such approval;

(2)	To approve a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1;

(3)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

Our Board of Directors has fixed the close of business on April 27, 2020 as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Special Meeting.

While we intend to hold the Special Meeting in person, we are actively monitoring the coronavirus (COVID-19) situation and may choose to hold a Virtual Special Meeting instead. We currently anticipate that we will make that decision prior to filing the definitive proxy statement with the Securities and Exchange Commission (the “SEC”).

If, after the definitive proxy statement is filed with the SEC, we determine that it is not possible or advisable to hold our Special Meeting in person or should we encounter printing delays due to COVID-19 and need to change the date of the meeting, we will promptly notify Shareholders in a press release and in a filing with the SEC of Definitive Additional Materials related to this proxy statement which will be available at https://elite.irpass.com/shareholder_meeting.

YOUR VOTE IS IMPORTANT. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting. Most Shareholders have three options for submitting their vote: (i) via the Internet, (ii) by phone, or (iii) by mail.

If you have Internet access, we encourage you to record your vote on the Internet. It helps reduce the environmental impact of our Shareholders’ meetings, it is convenient, and it saves us significant postage and processing costs. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

By order of the Board of Directors
Date: May [ ] , 2020	By:	/s/ Nasrat Hakim
Nasrat Hakim President and Chief Executive Officer

This Notice of Special Meeting and the attached Proxy Statement should be read in combination with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and Quarterly Report on Form 10-Q for quarter ended December 31, 2019. Collectively, these documents contain all the information and disclosures required in connection with the Special Meeting of Shareholders. Copies of all these materials can be found at: https://elite.irpass.com/shareholder_meeting

Preliminary Copies	ELITE PHARMACEUTICALS, INC.
165 Ludlow Avenue
Northvale, New Jersey 07647

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on June 23, 2020:

This Proxy Statement, the proxy card, our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and our Quarterly Report on Form 10-Q for quarter ended December 31, 2019 (together, the “Proxy Materials”) are available on the internet at: https://elite.irpass.com/shareholder_meeting. Please note that, while our Proxy Materials are available at this website, no other information contained on our website is incorporated by reference in or considered to be a part of this Proxy Statement.

This Proxy Statement is being furnished to Shareholders in connection with the Special Meeting of Shareholders of Elite to be held on June 23, 2020 at 10:30 a.m. local time, at the Residence Inn by Marriott located at 206 Route 303, Orangeburg, New York 10962, and any adjournment thereof (the “Special Meeting”). This Proxy Materials are being mailed to Shareholders on or about May 12, 2020.

Execution and return of the enclosed proxy card is being solicited by and on behalf of the Board of Directors of the Company (the “Board of Directors”). The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be paid by us. Proxies may be solicited, without extra compensation, by our officers and employees, both in person and by mail, telephone, facsimile and other methods of communication.

INFORMATION CONCERNING THE MEETING

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Elite for our Special Meeting of Shareholders to be held on June 23, 2020, and any adjournments thereof. You are receiving the Proxy Materials because you own shares of Common Stock or shares of Series J Preferred Stock that entitle you to vote at the Special Meeting. By use of the proxy, you can vote, whether or not you attend the Special Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

The information included in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process and other required information.

Purpose

The purpose of the Special Meeting is:

(1)	To again vote on the prior amendment of our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 995,000,000 shares to 1,445,000,000 shares and to file a new amendment to our Articles of Incorporation reflecting such approval (“Proposal No. 1”);

(2)	To approve a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal No. 2”); and

(3)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

As described below, we are again seeking approval from our Shareholders of the prior amendment to our Articles of Incorporation to increase the number of shares of common stock our company is authorized to issue from 995,000,000 shares to 1,445,000,000 shares (the “Share Increase Amendment”). A proposal to approve this amendment was included as Proposal No. 2 (the “Original Amendment Proposal”) in the Proxy Statement (the “Annual Meeting Proxy Statement”) for our prior Annual Shareholders’ Meeting held on December 4, 2019 (the “Annual Meeting”). The Original Amendment Proposal was approved by Shareholders at the Annual Meeting. Following such approval, the Share Increase Amendment was filed with the Secretary of State of Nevada and became effective.

In preparation for the Annual Meeting, we and our advisers assessed whether the Original Amendment Proposal was routine or non-routine under applicable New York Stock Exchange (“NYSE”) rules. That determination is based on the particular facts and circumstances associated with a proposal to increase the number of authorized shares; some share increase proposals are considered routine and others are considered non-routine. Based on our assessment, we indicated in the Annual Meeting Proxy Statement that the Original Amendment Proposal was a non-routine matter under NYSE rules and that, accordingly, brokers holding shares in “street name” on behalf of beneficial owners did not have discretionary authority to vote those shares on the Original Amendment Proposal without direction from the beneficial owners. However, Broadridge Financial Solutions (“Broadridge”) later determined that the Original Amendment Proposal was a routine matter under NYSE rules. As such, the proxy cards prepared by Broadridge and sent to its brokers (who, in turn, sent the ballots to their clients) clearly indicated that the Original Amendment Proposal was routine. The proxy cards specifically included the statement: “If you do not provide us with your voting instructions, we will vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.” As a result, the vote on the Original Amendment Proposal was conducted properly as a routine matter (with brokers using discretionary authority to vote in favor of the Original Amendment Proposal) and shareholder votes were tabulated correctly. The Share Increase Proposal was approved by the requisite vote under Chapter 78 of the Nevada Revised Statutes and our Articles of Incorporation and Bylaws.

We are confident that the vote on the Original Amendment Proposal was entirely proper and the Share Increase Amendment was therefore adopted by our Shareholders and is now effective. However, we recognize the inconsistent description of the nature of the proposal under NYSE rules in the Prior Proxy Statement and the proxy card. In an abundance of caution, we have determined to permit Shareholders to again approve the Share Increase Amendment, this time with a consistent classification of the proposal as routine in all solicitation materials and proxy cards. Upon Shareholder approval, we will file a new amendment to our Articles of Incorporation reflecting such approval (the “Amendment”). We have not issued any of the additional shares authorized by the Share Increase Amendment, and unless and until the Share Increase Amendment is again approved by our Shareholders, we do not intend to issue or reserve for issuance any such additional shares.

Record Date and Voting Rights

The holders of our Common Stock and our Series J Preferred Stock as of April 27, 2020 (the “Record Date”) are entitled to vote at the Special Meeting. Each share of Common Stock entitles the holder of record thereof at the close of business on the Record Date to one vote on each of the matters to be voted upon at the Special Meeting. Each share of Series J Preferred Stock entitles the holder of record thereof to the number of votes equal to the number of shares of Common Stock into which such share of Series J Preferred Stock is convertible (6,574,621 shares of Common Stock per whole share of Series J Preferred Stock), on each of the matters to be voted upon at the Special Meeting. As of the Record Date, we had outstanding [  ] shares of Common Stock (excluding 100,000 treasury shares), and 24.03443452410 shares of Series J Preferred Stock that were convertible into 158,017,094 shares of Common Stock. Accordingly, the maximum number of votes entitled to be cast at the Special Meeting on each of the matters to be voted upon is [  ].

Shareholders vote at the Special Meeting by casting ballots (in person or by proxy) which will be tabulated by a person who is appointed by the Board of Directors before the Special Meeting to serve as inspector of election at the Special Meeting and who has executed and verified an oath of office.

Quorum; Abstentions; Vote Required

A quorum must exist for the transaction of business at the Special Meeting (other than a motion to adjourn the Special Meeting). The presence at the Special Meeting, in person, by remote communication or by proxy, of the holders of a majority of the voting power of the shares of capital stock of Elite issued and outstanding and entitled to vote at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum.

Assuming that a quorum is present, approval of Proposal No. 1 will require the affirmative vote of the holders of a majority of the voting power of the shares of our capital stock outstanding as of the Record Date, or at least [  ] votes. If you abstain, your abstention will have the same effect as a vote against this proposal.

Assuming that a quorum is present, approval of Proposal No. 2 will require that the number of votes cast in favor of the Proposal must exceed the number of vote cast in opposition to the Proposal. Abstentions with regard to this proposal are not considered to have been voted on this proposal and therefore will not have any effect on the vote for such proposals.

Solicitation

Solicitation of proxies may be made by our directors, officers and regular employees by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation. The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board of Directors will be borne by us. Upon request, we will reimburse the reasonable fees and expenses of banks, brokers, custodians, nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock.

Voting of Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted as specified in the proxy. If you do not specify in the proxy how your shares are to be voted, the shares will be voted as recommended by the Board of Directors: FOR Proposals No. 1 and No. 2.

Voting of shares held in Brokerage Accounts

If you hold your shares at a brokerage firm, you should instruct your broker how you would like to vote your shares by using the written instruction form provided by your broker. Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (“routine” matters) if they do not receive timely instructions from the client regarding how the client wants the shares voted. Both Proposal No. 1 and No. 2 are considered routine matters and brokers will be permitted to vote in their discretion on these matters on behalf of clients who have not timely furnished voting instructions.

If you hold your common shares in your broker’s name and wish to vote in person at the Special Meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the Special Meeting in order to vote in person.

Revocation

You have the right to revoke your proxy at any time before it is voted by attending the Special Meeting and voting in person or by filing with our Secretary either a written instrument revoking the proxy or another executed proxy bearing a later date.

No Appraisal Rights

Shareholders entitled to vote will not have any appraisal rights in connection with any of the proposals to be voted on at the Special Meeting.

Could emerging developments regarding the COVID-19 affect our ability to hold an in-person Meeting?

We are closely monitoring the COVID-19 situation and if we determine that holding an in-person Meeting could pose a risk to the health and safety of our shareholders, employees, or directors, we may decide instead to hold a Virtual Special Meeting. We currently anticipate that we will make that decision prior to filing the definitive proxy statement with the Securities and Exchange Commission. However, if we decide to use that format after we have filed our definitive proxy statement, we will make a public announcement as soon as practicable prior to the meeting.

Questions on the Proposals or How to Vote

If you have any questions regarding any of the proposals or how to vote your shares, please contact Dianne Will, Investor Relations for Elite at 518-398-6222 (collect calls will be accepted) or via email at dianne@elitepharma.com.

Recommendations of the Board of Directors

This proxy solicitation is being made by the Company. The Board of Directors recommends a vote:

●	FOR Proposal No. 1 - Approving the prior amendment of our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 995,000,000 shares to 1,445,000,000 shares and the filing of a new amendment to our Articles of Incorporation reflecting such approval;

●	FOR Proposal No. 2 - granting discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Other Business

As of the date of this Proxy Statement, we have no knowledge of any business other than that described in the Notice of Special Meeting that will be presented for consideration at the Special Meeting. If any other business should properly come before the Special Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of April 15, 2020 (except as otherwise indicated), regarding beneficial ownership of our Common Stock and our Series J Preferred Stock by (i) each person who is known by us to own beneficially more than 5% of each such class, (ii) each of our directors, (iii) each of our executive officers and (iv) all our directors and executive officers as a group. On April 15, 2020, we had 840,304,367 shares of Common Stock outstanding (exclusive of 100,000 treasury shares) and 24.03443452410 shares of Series J Preferred Stock outstanding. On any matter presented to the holders of our Common Stock for their action or consideration at any meeting of our Shareholders, each share of Common Stock entitles the holder to one vote and each share of Series J Preferred Stock entitles the holder to the number of votes equal to the number of shares of Common Stock into which such share of Series J Preferred Stock is convertible (6,574,621 per whole share).

As used in the table below and elsewhere in this Proxy Statement, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days immediately following April 15, 2020. Except as otherwise indicated, the Shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

	Amount and Nature of Beneficial Ownership				Percent (%) of Voting
Name and Address Of Beneficial Owner of Common Stock	Common Stock		Series J Preferred Stock		Securities Beneficially Owned (11)
Nasrat Hakim, President, Chief Executive Officer and Chairman of the Board of Directors*	107,760,381	(1)	24.03443452410	(2)	24.7%

Barry Dash, Director*	1,932,792	(3)			**	%

Jeffrey Whitnell, Director*	1,884,257	(4)			**	%

Eugene Pfeifer, Director*	233,414	(5)			**	%

Davis Caskey, Director*	746,673	(6)			**	%

Carter J. Ward, Chief Financial Officer *	4,697,089	(7)			**	%

Douglas Plassche, Executive Vice President *	4,133,572	(8)			**	%

Ashok Nigalaye, Former Director	50,265,539	(9)			4.7%

All Directors and Officers as a group	42,146,103	(10)	24.03443452410	(2)	25.9%

*	The address is c/o Elite Pharmaceuticals Inc., 165 Ludlow Avenue, Northvale, NJ 07647.

**	Less than 1%.

(1)	Includes 11,797,561 shares of Common Stock held and 16,954,159 shares of Common Stock due and owing to Mr. Hakim as of the Record Date for compensation earned pursuant to Mr. Hakim’s employment agreement with the Company and 79,008,661 shares of Common Stock issuable upon exercise of the Series J Warrants.

(2)	Series J Preferred Stock has an aggregate of 158,017,094 voting rights.

(3)	Includes 1,416,011 shares of Common Stock held and 516,781 shares of Common Stock due and owing to Dr. Dash as of the Record Date for Directors fees accrued as of such date.

(4)	Includes 1,367,476 shares of Common Stock held and 516,781 shares of Common Stock due and owing to Mr. Whitnell as of the Record Date for Directors fees accrued as of such date.

(5)	Mr. Pfeifer passed away on June 10, 2018. Includes 233,414 shares still held in Mr. Pfeifer’s account with the Company’s transfer agent.

(6)	Includes 229,892 shares of Common Stock held and 516,781 shares of Common Stock due and owing to Mr. Caskey as of the Record Date for Directors fees accrued as of such date.

(7)	Includes 3,771,919 shares of Common Stock held and 775,170 shares of Common Stock due and owing to Mr. Ward as of the Record Date for salaries earned pursuant to Mr. Ward’s employment agreement with the Company, and vested options to purchase 150,000 shares of Common Stock.

(8)	Includes 487,596 shares of Common Stock held 645,976 shares of Common Stock due and owing to Mr. Plassche as of the Record Date for salaries earned pursuant to Mr. Plassche’s employment agreement with the Company, and vested options to purchase 3,000,000 shares of Common Stock.

(9)	Dr. Nigalaye resigned on June 5, 2015. Address is c/o Granulation Technology Inc. 12 Industrial Road, Fairfield, NJ 07004. Includes 50,265,539 shares of Common Stock held with the Company’s transfer agent in account(s) that is (are) beneficially owned by Dr. Nigalaye.

(10)	Relates only to current directors and officers. Includes 19,070,455 shares of Common Stock held 19,925,648 shares of Common Stock due and owing as of the Record Date for director’s fees and salaries accrued as of such date, and vested options to purchase 3,150,000 shares of Common Stock. Excludes warrants to purchase 79,008,661 shares of Common Stock which are not currently exercisable and 24.03443452410 Series J Preferred Convertible Shares.

(11)	The denominator includes 158,017,094 votes attributable to the outstanding Series J Preferred Stock. Accordingly, the percentage of Common Stock beneficially owned by each Owner listed in the table other than Mr. Hakim is slightly greater than the percentage listed in this column.

Changes in Control

The following information is provided with respect to any arrangements known to the Company the operation of which may at a subsequent date result in a change of control of the Company. Each share of Series J Preferred Stock entitles the holder of record thereof to the number of votes equal to the number of shares of Common Stock into which such share of Series J Preferred Stock is convertible. As of the Record Date, Nasrat Hakim beneficially owns approximately 24.7% of our voting equity (calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934). However, pursuant to Rule 13d-3, beneficial ownership includes shares of common stock issuable within 60 days of the date of computation of beneficial ownership.

PROPOSAL NO. 1

approval of THE PRIOR amendment to our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 995,000,000 shares to 1,445,000,000 shares AND THE FILING OF A NEW AMENDMENT TO OUR ARTICLES OF INCORPORATION REFLECTING SUCH APPROVAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1

For the reasons stated above in Information Concerning The Meeting; Purpose, this proposal, which was previously voted upon in Elite’s December 4, 2019 Annual Shareholder’s Meeting as Proposal No. 2, is being presented again for Shareholder approval. The language for this Proposal’s vote count has been edited for clarity. Since the date of the prior approval of the authorized share increase, we have not issued or reserved for issuance any of the additionally authorized shares of Common Stock. The following disclosure assumes that we did not amend our Articles of Incorporation for the authorized share increase, except where explicitly stated otherwise.

Prior to our 2019 Annual Meeting, our Articles of Incorporation authorized us to issue up to 995,000,000 shares of Common Stock, $.001 par value, and 15,000 shares of Preferred Stock, $0.01 par value. For the reasons stated above, our Board of Directors again unanimously adopted, subject to shareholder approval, the same amendment to our Articles of Incorporation to increase the authorized number of shares of our Common Stock by 450,000,000 shares to 1,445,000,000 shares.  Under the amendment, Article IV, Section 4.1 of our Articles of Incorporation would read as follows:

“4.1. Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is One Billion Four Hundred Forty Five Million Fifteen Thousand (1,445,015,000) shares, consisting of (a) One Billion Four Hundred Forty five Million (1,445,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) Fifteen Thousand, (15,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:”

The complete text of the proposed Amendment to the Articles of Incorporation is attached as Appendix A to this Proxy Statement. If Shareholders approve Proposal No. 1, this Amendment will be filed with the Secretary of State of Nevada.

Background

We may issue shares of capital stock to the extent such shares have been authorized under our Articles of Incorporation.

As of the Record Date, the total shares of Common Stock issued and outstanding and reserved for issuance upon the exercise of outstanding warrants, options, and the conversion of outstanding shares of preferred stock totaled [  ] shares, including, without limitation:

●	158,017,094 shares issuable upon conversion of shares of our outstanding Series J of preferred stock;

●	79,008,661 shares issuable upon exercise of certain warrants;

●	[ ] shares of Common Stock (exclusive of 100,000 treasury shares);

●	[ ] shares of Common Stock reserved as per the Registration Statement on Form S-3 declared effective by the SEC on June 7, 2017;

●	[ ] shares reserved for issuance pursuant to options to purchase Common Stock;

●	[ ] shares reserved pursuant to the 2014 Equity Incentive Plan (the “2014 Plan”).

The foregoing excludes an aggregate of 19,925,648 shares issuable to officers and directors as of March 31, 2020 as part of their compensation arrangements.

Had the Original Amendment Proposal not passed, the number of shares of Common Stock we are required to issue under the derivative securities described above would have exceeded the number of shares of Common Stock available for future issuances.

The terms of our 2014 Plan, the certificates of designation for the Series J Preferred Stock, the instruments governing the rights of option and warrant holders and our Purchase Agreement with Lincoln Park Capital all provide that we will at all times reserve and keep available out of our authorized and unissued shares of Common Stock for the sole purpose of issuance under or upon the conversion or exercise of such securities not less than the aggregate number of shares of the Common Stock as shall from time to time be sufficient to effect the conversion or exercise of all such outstanding securities. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the issuance, conversion or exercise of such securities, we are required to take such corporate action as may be necessary to increase our authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using our best efforts to obtain the requisite shareholder approval of an amendment to our Articles of Incorporation. The Share Increase Amendment accomplished this. Proposal No. 1 simply would validate the Share Increase Amendment.

Similarly, the terms of the Series J Preferred Stock obligated to use our best efforts to obtain shareholder approval to increase the number of authorized shares to an amount sufficient to allow the issuance of Common Stock pursuant to conversion of the Series J Preferred Stock. If such shareholder approval had not been obtained prior to April 28, 2021 (the “Dividend Commencement Date”) and our authorized shares of Common Stock had not been sufficiently increased by such date, Nasrat Hakim, the holder of the Series J Preferred Stock, would have been entitled to a dividend equal to twenty percent of the stated value ($1,000 per share) of Series J Preferred Stock commencing on the Dividend Commencement Date. As a result of the Share Increase Amendment, Mr. Hakim is not entitled to such dividend.

In addition, our employment agreements with Nasrat Hakim, Carter J Ward and other employees provide that we make certain payments to them in Common Stock as part of their compensation.

We anticipate that we may issue additional shares in connection with one or more of the following:

●	financing transactions, such as private and/or public offerings of Common Stock or convertible securities to fund business and business expansion (In this regard, we anticipate needing funding for the development and filing of products until the time when currently filed ANDAs are approved and launched and revenues are sufficient to cover research and development costs);

●	strategic investments;

●	corporate transactions, such as stock splits or stock dividends;

●	Incentive and employee benefit plans; and

●	otherwise for corporate purposes that have not yet been identified.

No Other Current Plans for Issuance of Newly Authorized Shares

Except, as described above, we have no current plans to issue any of the shares that would be authorized should this Proposal No. 1 be approved by our Shareholders for the potential purposes discussed below.

Our Board of Directors believes that the lack of additional authorized shares of Common Stock available for issuance will restrict our flexibility to act in a timely manner in meeting future capital needs. In order to provide our Board of Directors with certainty and flexibility to meet such needs, the Board of Directors believes it is in the best interests of our Company at this time to increase the number of authorized shares of our Common Stock beyond that required to permit the conversion or exercise of outstanding derivative securities.

If this proposal is not adopted, management believes we will be severely limited in our ability to raise capital, enter transactions that could be advantageous to the Company or issue stock as required under outstanding derivative securities.  Further, if we are unsuccessful in gaining approval for this increase in our authorized shares, and other funding sources are not available to us, our ability to pursue development and commercialization activities may be limited or delayed.

If our Shareholders approve the prior amendment to our Articles of Incorporation to increase our authorized shares, we will have 259,842,449 shares of Common Stock (exclusive of 19,925,648 shares owed to officers and directors) not reserved for any specific use and available for future issuances.

If this proposal is adopted, in addition to purposes discussed above, the additional authorized shares of Common Stock may be issued upon the approval of our Board of Directors at such times, in such amounts, and upon such terms as our Board of Directors may determine, without further approval of the Shareholders, unless such approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which our Common Stock may then be listed. The ability of our Board of Directors to issue shares from the additional authorized shares will allow the Board, except under limited circumstances, to perform the functions for which they are currently empowered under our Articles of Incorporation and By-Laws in executing certain transactions, such as acquisitions, investments, or other transactions, pursuant to which such additional authorized shares could be issued without further shareholder approval of the specific transaction.

Our Shareholders do not have preemptive rights with respect to future issuances of additional shares of Common Stock, which means that current Shareholders do not have a prior right to purchase any new issue of Common Stock of our Company in order to maintain their proportionate ownership interest.  As a result, the issuance of a significant amount of additional authorized Common Stock (other than as the result of a stock split or other pro rata distribution to Shareholders) would result in a significant dilution of the beneficial ownership interests and/or voting power of each company Shareholder who does not purchase additional shares to maintain his or her pro rata interest.  As additional shares are issued, the shares owned by our existing Shareholders will represent a smaller percentage ownership interest in our Company.  In addition, the issuance of additional shares of our Common Stock could result in a decrease in the trading price of our Common Stock, depending on the price at which such shares are issued.

Possible Anti-Takeover Effects of the Proposal

Our Board of Directors does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, but rather, as a means of providing greater flexibility to the Board of Directors as indicated above.  Nevertheless, the proposed increase in our authorized shares could enable the Board of Directors to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of our Company, even if the holders of our Common Stock deem such acquisition of control of our Company to be in their best interests.  The issuance of additional shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of our Company.  As of the date of this Proxy Statement, our Board of Directors and our management are not aware of any attempt or plan to takeover or acquire our Company or our Common Stock, and the proposal to increase the authorized shares of our Common Stock was not prompted by any takeover or acquisition effort or threat.

As of the date hereof, we do have certain other measures that can be deemed to be anti-takeover measures. our current Articles of Incorporation allow us to issue shares of preferred stock without any vote or further action by our Shareholders. Our Board of Directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our Board of Directors also has the authority to issue preferred stock without further shareholder approval. As a result, our Board of Directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of Common Stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our Common Stock. The foregoing provisions remain unchanged in the Articles of Incorporation as anticipated to be amended pursuant to this Proposal No. 1. In addition, on November 15, 2013, we enacted a Shareholder Rights Plan. This Plan, if triggered could deter any potential acquirer from making a hostile bid to take over our company Also, our By-Laws provide for the classification of our Board of Directors into three classes.

Other than the amendment to our Articles of Incorporation to increase the number of authorized shares of our Common Stock, our Board of Directors does not currently contemplate recommending the adoption of any other proposals or amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our Company.

Required Vote

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of Elite as of the Record Date is required to approve this Proposal No. 1. If you abstain, your abstention will have the same effect as a vote against this proposal. It will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada, which we intend to make promptly after the completion of the Special Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE PRIOR AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 995,000,000 SHARES TO 1,445,000,000 SHARES AND TO FILE A NEW AMENDMENT TO OUR ARTICLES OF INCORPORATION REFLECTING SUCH APPROVAL

PROPOSAL NO. 2

GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING

IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock and Series J Preferred Stock, voting together as a single class, present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal No. 1. The chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal No. 2 to adjourn the Special Meeting.

Required Vote

To approve the grant of discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal No. 1, the number of votes cast in favor of the Proposal must exceed the number of vote cast in opposition to the Proposal. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our bylaws that the holders of a majority of the our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL

TO GRANT DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING

IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (201) 750-2646 or send a written request to Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, New Jersey 07647, Attention: Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 2020 MEETING

The Company does not currently provide a formal process for Shareholders to present proposals or for possible inclusion in the Company’s proxy materials for presentation at the next Annual meeting of Shareholders.

You may submit proposals on matters appropriate for shareholder action at future Annual meetings by following the rules of the SEC and the requirements of our Amended and Restated Bylaws. We must receive proposals intended for inclusion in next year’s proxy statement and proxy card no later than June 20, 2020. Any such proposal when submitted must be in full compliance with applicable law, including Rule 14a-8 of the Exchange Act, and our Amended and Restated Bylaws.

Additionally, our Amended and Restated By-Laws permit Shareholders to propose business to be considered and to nominate Directors for election by the Shareholders at future Annual meetings. To propose business or to nominate a Director for our 2020 Annual Meeting of Shareholders not for inclusion in next year’s proxy statement and proxy card, the Shareholder must deliver notice between 120 and 90 days before the first anniversary of the prior year’s Annual meeting setting forth the information required to be included in such notice under our Amended and Restated Bylaws. If no Annual meeting of Shareholders was held in the previous year, a proposal must deliver notice not later than the later of ten days after we have publicly disclosed the date of the meeting and 90 days prior to the date of the shareholder meeting. Any such proposal or nomination when submitted must be in full compliance with our Amended and Restated Bylaws.

Shareholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws.

If a Shareholder gives notice of a proposal or a nomination after the applicable deadline specified above, the notice will not be considered timely, and the Shareholder will not be permitted to present the proposal or the nomination to the Shareholders for a vote at the meeting.

OTHER MATTERS

We do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person(s) named as proxy holder, or their nominee or substitute, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Unless contrary instructions are indicated in a proxy, all shares of Common Stock and Series J preferred stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 1 and FOR Proposal No. 2.

May [ ], 2020	By Order of the Board of Directors

Carter Ward, Secretary

SHAREHOLDERS ARE URGED TO VOTE BY INTERNET, BY TELEPHONE OR BY SIGNING
AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

Appendix A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elite Pharmaceuticals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

NOTE: This Certificate of Amendment is identical in all material respects to a Certificate of Amendment which was filed with the Nevada Secretary of State on December 5, 2019. The amendment to the Corporation’s Articles of Incorporation set forth herein has been re-adopted by the Board of Directors and stockholders of the Corporation and is being filed out of an abundance of caution, to make sure that stockholder votes in favor of the amendment have been accurately tabulated.

The beginning of Article IV, Section 4.1 is amended and, as amended, reads as follows:

“4.1. Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is One Billion Four Hundred Forty Five Million Fifteen Thousand (1,445,015,000) shares, consisting of (a) One Billion Four Hundred Forty Five Million (1,445,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) Fifteen Thousand, (15,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: _________________

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Revised: 11-27-13

A-1

Preliminary Copy

SPECIAL MEETING OF SHAREHOLDERS* OF

ELITE PHARMACEUTICALS, INC.

June 23, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders
The related Proxy Statement, the 2019 Annual Report of Stockholders and the Quarterly Report for the period ended December 31, 2019 are available at: https://elite.irpass.com/shareholder_meeting

*Depending on concerns about the coronavirus, or COVID-19, we might hold a Virtual Meeting instead of holding the in-person meeting. In such evert, the Company would publicly announce a determination to hold a Virtual Meeting in a filing of Definitive Additional Materials related to this proxy statement with the Securities and Exchange Commission and in a press release available at https://elite.irpass.com/press_releases as soon as practicable before the meeting.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20430303000000000000 6 120419

THE BOARD OF DIRECTORS RECOMMENDS THE VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ELITE PHARMACEUTICALS, INC.

SPECIAL MEETING OF SHAREHOLDERS

June 23, 2020

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nasrat Hakim and Carter Ward, and each of them, with full power of substitution, to vote, as a holder of the Common Stock, par value $0.001 per share ("Common Stock"), and Series J Preferred Stock, par value $0.01 per share ("Series J Preferred Stock"), of Elite Pharmaceuticals, Inc., a Nevada corporation (the "Company"), all the shares of Common Stock and Series J Preferred Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Special Meeting of Shareholders of the Company (the "Special Meeting"), to be held at the Residence Inn by Marriott, 206 Route 303, Orangeburg, NY 10962, on June 23,2020 at 10:30 a.m. EDT, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

(Continued and to be signed on the reverse side)

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